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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 29, 1999




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)

        DELAWARE                        1-4300                  41-0747868
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)        Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS.



EXHIBIT NO.                                    DESCRIPTION
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99.1*                    Preliminary Prospectus Supplement (Common Stock), dated
                         April 29, 1999, to Prospectus dated April 9, 1999.

99.2* Preliminary Prospectus Supplement (Depositary Shares), dated April 29, 1999, to Prospectus dated April 9, 1999.

99.3* Press Release, dated April 29, 1999, "Apache to Acquire Gulf of Mexico Properties from Shell for $715 Million plus 1 Million Apache Shares".

99.4* Press Release, dated April 29, 1999, "Apache Reports First Quarter Loss of 4 Cents Per Share".

99.5** Form of Underwriting Agreement Basic Terms, including form of Terms Agreement (Common Stock).

99.6** Form of Underwriting Agreement Basic Terms, including form of Terms Agreement (Convertible Preferred Stock).

99.7** Form of Deposit Agreement between the Registrant and Norwest Bank Minnesota, National Association, as Depositary, including form of depositary receipt for $_________ Depositary Share, each representing a one-fiftieth interest in a share of Automatically Convertible Equity Securities, Conversion Preferred Stock, Series C

99.8** Form of stock certificate for Automatically Convertible Equity Securities, Conversion Preferred Stock, Series C.

99.9** Form of Certificate of Designations, Preferences and Rights describing the rights and preferences of the Registrant's Automatically Convertible Equity Securities, Conversion Preferred Stock, Series C.

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 *   previously filed

**   filed herewith




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              APACHE CORPORATION



Date:    May 12, 1999                         /s/ Z.S. Kobiashvili
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                                              Z.S. Kobiashvili
                                              Vice President and General Counsel